UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2011

ZYTO CORP

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54170 (Commission File Number)	20-5534033 (IRS Employer Identification Number)

387 South 520 West, Suite 200 Lindon, UT 84042

801-224-7199 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On January 28, 2011, ZYTO Corp (the “Company”), borrowed $50,000.  The principal balance of this note (the “Note”) (a) is payable in full 18 months after the date of issuance of the Note, and (b) bears interest on the unpaid principal amount at the rate of 10% per annum, with interest being paid monthly.  Additionally, the Note grants the lender 25,000 shares of the Company’s Common Stock as additional consideration for entering into the Note. The Note issued for this transaction is incorporated by reference as Exhibit 10.1 to this report.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(D)	Exhibits.

	10.1	Promissory Note, dated January 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ZYTO Corp

Date: February 1, 2011	By: /s/ Vaughn R Cook
Name: Vaughn R Cook
Title: Chief Executive Officer